Exhibit 32

Certification Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dividend Capital Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the “Report”) that:

(1)                      the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2003	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

Date: November 12, 2003	/s/ James R. Mulvihill
James R. Mulvihill
Chief Financial Officer